UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 15, 2005



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)



      CAYMAN ISLANDS                   333-75899                66-0582307

  (State or other jurisdiction of     (Commission           (I.R.S. Employer
   incorporation or organization)     File Number)          Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  5.02     Departure  of  Directors  or  Principal  Officers;  Election  of
Directors;  Appointment  of  Principal  Officers

William G. Henderson resigned as Vice President and Controller of Transocean Inc. (the "Company") on February 15, 2005.

David Tonnel was appointed to replace Mr. Henderson as Vice President and Controller on February 16, 2005. Mr. Tonnel, age 35, most recently served as Assistant Controller of the Company, a position which he held from May 2003 to February 2005. Mr. Tonnel served as Finance Manager, Asia Australia Region from October 2000 to May 2003 and as Controller, Nigeria from April 1999 to October 2000. Mr. Tonnel joined the Company in 1996 after working for Ernst & Young in France as Senior Auditor.


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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                TRANSOCEAN  INC.

Date:  February  17,  2005                      By:  /s/  William  E.  Turcotte
                                                     --------------------------
                                                     William  E.  Turcotte
                                                     Associate  General  Counsel
                                                      and  Assistant  Secretary